SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NETSCOUT SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENDORSEMENT_LINE______________ SACKPACK_____________ 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Online Go to www.envisionreports.com/NTCT or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by Tuesday, September 8, 2026 at 11:59 P.M., ET. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the NetScout Systems, Inc. Stockholder Meeting to be Held on Wednesday, September 9, 2026. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and Annual Report to stockholders and directions to the annual meeting are available at: www.envisionreports.com/NTCT Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/NTCT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before Friday, August 28, 2026 to facilitate timely delivery. COY 2NOT 04B1ZC

Stockholder Meeting Notice NetScout Systems, Inc. Annual Meeting of Stockholders will be held on Wednesday, September 9, 2026 at its headquarters at 310 Littleton Road, Westford, Massachusetts, at 10:00 AM ET. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5 as set forth below: 1. To elect three Class III Directors nominated by our Board of Directors, and named in the accompanying Proxy Statement, each to serve for a three-year term and until their successors are duly elected and qualified. 01 – Joseph G. Hadzima, Jr. 02 – Christopher Perretta 03 – Marlene Pelage 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To approve the NetScout Systems, Inc. 2019 Equity Incentive Plan, as amended. 4. To approve the NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, as amended. 5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027. Note: Your proxy holder will also vote on any other business properly brought before the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/NTCT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials NetScout Systems, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by Friday, August 28, 2026.